UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2021 (April 17, 2021)

Pactiv Evergreen Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39528	98-1538656
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 W. Field Court, Lake Forest, Illinois, 60045

(Address of principal executive offices) (Zip Code)

(847) 482-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	PTVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Departure of Named Executive Officer

As previously disclosed, on March 30, 2021, Pactiv Evergreen Inc. (the “Company”) announced that John Rooney, the Company’s President of Beverage Merchandising and the Chief Executive Officer of Evergreen Packaging LLC (“Evergreen”), an indirect subsidiary of the Company, will be leaving the Company effective as of June 30, 2021 (the “Separation Date”).

In connection with his departure, Mr. Rooney has entered into a separation agreement (the “Separation Agreement”). Pursuant to his Separation Agreement, which includes a customary release of claims in favor of the Company, Mr. Rooney will be entitled to: (i) severance of $87,500 per calendar month for 24 months following the Separation Date, (ii) a payment in respect of his vacation accrual for 2021 (less any vacation taken in 2021 prior to the Separation Date) plus additional vacation benefits payable in a lump sum of $96,000 under an Evergreen program for certain long tenured employees, (iii) COBRA continuation premium payments at the active employee rate for up to 12 months following the Separation Date and (iv) the continued vesting of any restricted stock units awarded to Mr. Rooney in 2020.

The receipt of Mr. Rooney’s severance benefits was contingent upon him agreeing to restrictive covenants, including: (i) a 24-month post-termination non-compete, (ii) a 24-month post-termination non-solicit of the Company’s employees or current or prospective customers, (iii) a perpetual confidentiality covenant and (iv) an assignment of inventions provision.

The foregoing description of the Separation Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Separation Agreement. A copy of the Separation Agreement will be filed as an exhibit to the Registrant’s quarterly report on Form 10-Q for the fiscal quarter ending March 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2021

PACTIV EVERGREEN INC.

By:	/s/ Steven Karl
Steven Karl
Chief Legal Officer and Corporate Secretary